                                THIRD AMENDMENT
                            TO REVOLVING CREDIT AND
                               GUARANTY AGREEMENT


         THIRD AMENDMENT, dated as of January 11, 2001 (the "Amendment"), to the REVOLVING CREDIT AND GUARANTY AGREEMENT, dated as of January 18, 2000, among MARINER POST-ACUTE NETWORK, INC., a Delaware corporation (the "Borrower"), a debtor and debtor-in-possession under Chapter 11 of the Bankruptcy Code, the Guarantors named therein (the "Guarantors"), THE CHASE MANHATTAN BANK, a New York banking corporation ("Chase"), each of the other financial institutions party thereto (together with Chase, the "Banks") and THE CHASE MANHATTAN BANK, as Agent for the Banks (in such capacity, the "Agent"):


                                  WITNESSETH:

         WHEREAS, the Borrower, the Guarantors, the Banks and the Agent are parties to that certain Revolving Credit and Guaranty Agreement, dated as of January 18, 2000, as amended by the First Amendment to Revolving Credit and Guaranty Agreement dated as of February 16, 2000 and the Second Amendment to Revolving Credit and Guaranty Agreement dated as of March 20, 2000 (as the same may be further amended, modified or supplemented from time to time, the "Credit Agreement"); and

         WHEREAS, pursuant to Section 2.10 of the Credit Agreement, the Borrower has heretofore reduced the Total Commitment from $100,000,000 to $50,000,000; and

         WHEREAS, the Borrower and the Guarantors have requested that from and after the Effective Date (as hereinafter defined) of this Amendment, the Credit Agreement be amended subject to and upon the terms and conditions set forth herein;

         NOW, THEREFORE, it is agreed:

         1. As used herein all terms that are defined in the Credit Agreement shall have the same meanings herein.

         2. Section 1.01 of the Credit Agreement is hereby amended by inserting the following new definitions in appropriate alphabetical order:

                  "Amending Order" shall have the meaning set forth in paragraph 10 of the Third Amendment.

                  "Third Amendment" shall mean the Third Amendment to Revolving Credit and Guaranty Agreement, dated as of January 11, 2001 to this Agreement.

         3.       The definition of the term "Maturity Date" set forth in
Section 1.01 of the Credit Agreement is hereby amended in its entirety to read as follows:

                  "Maturity Date" shall mean August 31, 2001.

         4. Section 5.01(a) of the Credit Agreement is hereby amended by deleting the dates "January 25, 2000" and "September 30, 1999" appearing therein and inserting in lieu thereof, respectively, the dates "January 25, 2001" and "September 30, 2000".

         5. Section 6.04(a) of the Credit Agreement is hereby amended in its entirety to read as follows:

                  "(a) Make Capital Expenditures in excess of (i) $5,400,000 during the period commencing on January 1, 2001 and ending on March 31, 2001 and (ii) $5,400,000 during each consecutive three-month period on a rolling basis commencing with the three-month period ending on April 30, 2001 (e.g., $5,400,000 during the period February 1, 2001 through April 30, 3001, provided that the provisions of this clause (ii) shall not increase the amount of Capital Expenditures that is permitted by the preceding clause (i))."

         6. Section 6.05 of the Credit Agreement is hereby amended in its entirety to read as follows:

                  "SECTION 6.05 EBITDA. Permit cumulative EBITDA for each period beginning on January 1, 2001 and ending on each date listed below to be less than the amount specified opposite such date:


           Period Ending                        EBITDA
           -------------                        ------

           January 31, 2001                   $ 3,695,000
           February 28, 2001                  $ 9,144,000
           March 31, 2001                     $16,220,000
           April 30, 2001                     $22,861,000
           May 31, 2001                       $29,386,000
           June 30, 2001                      $34,973,000
           July 31, 2001                      $40,289,000
           August 31, 2001                    $47,668,000"

         7. Section 6.14 of the Credit Agreement is hereby amended in its entirety to read as follows:

                  "SECTION 6.14 CENSUS. Allow the patient census of the Borrower's and the Guarantors' Health Care Facilities (excluding those Health Care Facilities that have been identified by the Borrower to be sold or otherwise disposed of in the Borrower's revised three-year business plan heretofore delivered to the Agent) when taken as a whole, during each month listed below, to fall below the percentage of the number of licensed available beds in such Health Care Facilities, taken as a whole (computed in a manner consistent with reporting practices existing on the Filing Date) set forth opposite such month:

               Month Ending                 Percentage
               ------------                 ----------

               January 31, 2001               85.0%
               February 28, 2001              85.0%
               March 31, 2001                 85.0%
               April 30, 2001                 85.5%
               May 31, 2001                   85.5%
               June 30, 2001                  85.5%
               July 31, 2001                  85.5%
               August 31, 2001                85.5%"

         8. Clause (j) of Section 7.01 of the Credit Agreement is hereby amended by inserting the parenthetical phrase "(other than pursuant to the Amending Order)" immediately following the words "modifying either of the Orders" appearing at the end thereof.

         9. From and after the Effective Date, all references in the Credit Agreement to the term "Original Required Banks" shall be deemed to be references to the term "Required Banks".

         10. This Amendment shall not become effective until the date (the "Effective Date") on which (i) this Amendment shall have been executed by the Borrower, the Guarantors, the Banks and the Agent, and the Agent shall have received evidence satisfactory to it of such execution, (ii) the Borrower shall have paid to the Agent, for the respective account of the Banks, an amendment fee in an aggregate amount equal to $400,000, and (iii) the Bankruptcy Court shall have entered an order satisfactory in form and substance to the Agent (the "Amending Order") authorizing the terms of this Amendment (including the payment of the fees provided for in clause (ii) above).

         11. Except to the extent hereby amended, the Credit Agreement and each of the Loan Documents remain in full force and effect and are hereby ratified and affirmed.

         12.      The Borrower agrees that its obligations set forth in Section
10.05 of the Credit Agreement shall extend to the preparation, execution and delivery of this Amendment, including the reasonable fees and disbursements of special counsel to the Agent.

         13. This Amendment shall be limited precisely as written and shall not be deemed (a) to be a consent granted pursuant to, or a waiver or modification of, any other term or condition of the Credit Agreement or any of the instruments or agreements referred to therein or (b) to prejudice any right or rights which the Agent or the Banks may now have or have in the future under or in connection with the Credit Agreement or any of the instruments or agreements referred to therein. Whenever the Credit Agreement is referred to in the Credit Agreement or any of the instruments, agreements or other documents or papers executed or delivered in connection therewith, such reference shall be deemed to mean the Credit Agreement as modified by this Amendment.

         14. This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

         15. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and the year first written.


                     BORROWER:


                     MARINER POST-ACUTE NETWORK, INC.


                     By:
                        -------------------------------------------------------

                     Name:
                          -----------------------------------------------------

                     Title:
                           ----------------------------------------------------


                     GUARANTORS:


                    AMERICAN MEDICAL INSURANCE BILLING SERVICES, INC. AMERICAN PHARMACEUTICAL SERVICES, INC.
                    AMERICAN REHABILITY SERVICES, INC.
                    AMERICAN-CAL MEDICAL SERVICES, INC.
                    AMERRA PROPERTIES, INC.
                    AMS GREEN TREE, INC.
                    AMS PROPERTIES, INC.
                    APS HOLDING COMPANY, INC.
                    APS PHARMACY MANAGEMENT, INC.
                    BRIAN CENTER HEALTH & RETIREMENT/ALLEGHENY, INC. BRIAN CENTER HEALTH & RETIREMENT/BASTIAN, INC. BRIAN CENTER HEALTH & RETIREMENT/TAMPA, INC. BRIAN CENTER HEALTH & RETIREMENT/WALLACE, INC. BRIAN CENTER MANAGEMENT CORPORATION
                    BRIAN CENTER NURSING CARE/AUSTELL, INC.
                    BRIAN CENTER NURSING CARE/FINCASTLE, INC.
                    BRIAN CENTER NURSING CARE/HICKORY, INC.
                    BRIAN CENTER OF ASHEBORO, INC.
                    BRIAN CENTER OF CENTRAL COLUMBIA, INC.
                    CAMBRIDGE BEDFORD, INC.
                    CAMBRIDGE EAST, INC.
                    CAMBRIDGE NORTH, INC.
                    CAMBRIDGE SOUTH, INC.
                    CLINTONAIRE NURSING HOME, INC.

                    CONNERWOOD HEALTHCARE, INC.
                    CORNERSTONE HEALTH MANAGEMENT COMPANY
                    CRESTMONT HEALTH CENTER, INC.
                    DEVCON HOLDING COMPANY
                    EH ACQUISITION CORP.
                    EH ACQUISITION CORP. II
                    EH ACQUISITION CORP. III
                    EVERGREEN HEALTHCARE LTD., L.P.
                    EVERGREEN HEALTHCARE,  INC.
                    FRENCHTOWN NURSING HOME, INC.
                    GC SERVICES, INC.
                    GCI BELLA VITA, INC.
                    GCI CAMELLIA CARE CENTER, INC.
                    GCI COLTER VILLAGE, INC.
                    GCI EAST VALLEY MEDICAL & REHABILITATION CENTER, INC. GCI FAITH NURSING HOME, INC.
                    GCI HEALTH CARE CENTERS, INC.
                    GCI JOLLEY ACRES, INC.
                    GCI PALM COURT, INC.
                    GCI PRINCE GEORGE, INC.
                    GCI REHAB, INC.
                    GCI SPRINGDALE VILLAGE, INC.
                    GCI THERAPIES, INC.
                    GCI VILLAGE GREEN, INC.
                    GCI-CAL THERAPIES COMPANY
                    GCI-WISCONSIN PROPERTIES, INC.
                    GRANCARE HOME HEALTH SERVICES, INC.
                    GRANCARE OF MICHIGAN, INC.
                    GRANCARE OF NORTH CAROLINA, INC.
                    GRANCARE OF NORTHERN CALIFORNIA, INC.
                    GRANCARE SOUTH CAROLINA, INC.
                    GRANCARE, INC.
                    HAWK'S-PERIMETER, INC.
                    HERITAGE NURSING HOME, INC.
                    HERITAGE OF LOUISIANA, INC.
                    HMI CONVALESCENT CARE, INC.
                    HOSPICE ASSOCIATES OF AMERICA, INC.
                    HOSTMASTERS, INC.
                    INTERNATIONAL HEALTH CARE MANAGEMENT, INC.
                    INTERNATIONAL X-RAY, INC.
                    LC MANAGEMENT COMPANY
                    LCA OPERATIONAL HOLDING COMPANY
                    LCR, INC.
                    LIVING CENTERS - EAST, INC.
                    LIVING CENTERS - PHCM, INC.
                    LIVING CENTERS - ROCKY MOUNTAIN, INC.

                    LIVING CENTERS - SOUTHEAST DEVELOPMENT CORPORATION LIVING CENTERS - SOUTHEAST, INC.
                    LIVING CENTERS DEVELOPMENT COMPANY
                    LIVING CENTERS HOLDING COMPANY
                    LIVING CENTERS LTCP DEVELOPMENT COMPANY
                    LIVING CENTERS OF TEXAS, INC.
                    MADONNA NURSING CENTER, INC.
                    MED-THERAPY REHABILITATION SERVICES, INC.
                    MIDDLEBELT NURSING HOME, INC.
                    MIDDLEBELT-HOPE NURSING HOME, INC.
                    NAN-DAN CORP.
                    NATIONAL HERITAGE REALTY, INC.
                    NIGHTINGALE EAST NURSING CENTER, INC.
                    OMEGA/INDIANA CARE CORP.
                    PROFESSIONAL HEALTH CARE MANAGEMENT, INC.
                    PROFESSIONAL RX SYSTEMS, INC.
                    REHABILITY HEALTH SERVICES, INC.
                    RENAISSANCE MENTAL HEALTH CENTER, INC.
                    ST. ANTHONY NURSING HOME, INC.
                    SUMMIT HOSPITAL HOLDINGS, INC.
                    SUMMIT HOSPITAL OF EAST GEORGIA, INC.
                    SUMMIT HOSPITAL OF SOUTHEAST ARIZONA, INC.
                    SUMMIT HOSPITAL OF SOUTHEAST TEXAS, INC.
                    SUMMIT HOSPITAL OF SOUTHWEST LOUISIANA, INC.
                    SUMMIT HOSPITAL OF WEST GEORGIA, INC.
                    SUMMIT INSTITUTE FOR PULMONARY MEDICINE AND
                      REHABILITATION, INC.
                    SUMMIT INSTITUTE OF AUSTIN, INC.
                    SUMMIT INSTITUTE OF WEST MONROE, INC.
                    SUMMIT MEDICAL HOLDINGS, LTD.
                    SUMMIT MEDICAL MANAGEMENT, INC.


                  By:
                     ----------------------------------------------------------

                  Name:
                       --------------------------------------------------------

                  Title:
                        -------------------------------------------------------


                  THE CHASE MANHATTAN BANK,
                  INDIVIDUALLY AND AS AGENT


                  By:
                     ----------------------------------------------------------

                  Name:
                       --------------------------------------------------------

                  Title:
                        -------------------------------------------------------

                  BANK OF AMERICA, N.A.

                  By:
                     ----------------------------------------------------------

                  Name:
                       --------------------------------------------------------

                  Title:
                        -------------------------------------------------------


                  SRV-HIGHLAND, INC.


                  By:
                     ----------------------------------------------------------

                  Name:
                       --------------------------------------------------------

                  Title:
                        -------------------------------------------------------


                  GLENEAGLES TRADING LLC


                  By:
                     ----------------------------------------------------------

                  Name:
                       --------------------------------------------------------

                  Title:
                        -------------------------------------------------------


                  GENERAL ELECTRIC CAPITAL CORPORATION


                  By:
                     ----------------------------------------------------------

                  Name:
                       --------------------------------------------------------

                  Title:
                        -------------------------------------------------------


                  FOOTHILL CAPITAL CORPORATION


                  By:
                     ----------------------------------------------------------

                  Name:
                       --------------------------------------------------------

                  Title:
                        -------------------------------------------------------

                  GOLDMAN SACHS CREDIT PARTNERS L.P.


                  By:
                     ----------------------------------------------------------

                  Name:
                       --------------------------------------------------------

                  Title:
                        -------------------------------------------------------


                  BHF (USA) CAPITAL CORPORATION


                  By:
                     ----------------------------------------------------------

                  Name:
                       --------------------------------------------------------

                  Title:
                        -------------------------------------------------------

                  By:
                     ----------------------------------------------------------

                  Name:
                       --------------------------------------------------------

                  Title:
                        -------------------------------------------------------


                 BDC FINANCE L.L.C.

                 By:
                     ----------------------------------------------------------

                  Name:
                       --------------------------------------------------------

                  Title:
                        -------------------------------------------------------


                  HELLER HEALTHCARE FINANCE, INC.


                  By:
                     ----------------------------------------------------------

                  Name:
                       --------------------------------------------------------

                  Title:
                        -------------------------------------------------------

                  BAYERISCHE HYPO- UND VEREINSBANK AG NEW YORK BRANCH


                  By:
                     ----------------------------------------------------------

                  Name:
                       --------------------------------------------------------

                  Title:
                        -------------------------------------------------------

                  By:
                     ----------------------------------------------------------

                  Name:
                       --------------------------------------------------------

                  Title:
                        -------------------------------------------------------


                  MUIRFIELD TRADING LLC


                  By:
                     ----------------------------------------------------------

                  Name:
                       --------------------------------------------------------

                  Title:
                        -------------------------------------------------------


                  KEMPER FLOATING RATE FUND


                  By:
                     ----------------------------------------------------------

                  Name:
                       --------------------------------------------------------

                  Title:
                        -------------------------------------------------------


                  TORONTO DOMINION (NEW YORK), INC.


                  By:
                     ----------------------------------------------------------

                  Name:
                       --------------------------------------------------------

                  Title:
                        -------------------------------------------------------